                                                                  CONFORMED COPY

                  THIRD AMENDMENT dated as of December 31, 1999 (this
            "Amendment"), to the Credit Agreement dated as of July 26, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILLENNIUM AMERICA INC., a Delaware corporation referred to as "HAI" under the Credit Agreement ("Millennium America"); MILLENNIUM CHEMICALS INC., a Delaware corporation, ("Millennium"), as Guarantor; the lenders from time to time party thereto, initially consisting of those listed on Schedule
            2.01 to the Credit Agreement (the "Lenders"); THE CHASE MANHATTAN BANK, as Documentation Agent; and BANK OF AMERICA, N.A.,as administrative agent (in such capacity, the "Administrative Agent").


         A. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement on the terms and subject to the conditions provided herein.

         B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section
1.01 of the Credit Agreement is hereby amended by:

         (a) inserting, prior to the "." at the end of the definition of "Indebtedness", the following:

     ", excluding, at any time when Millennium shall directly or indirectly own the interest owned by it on the date hereof in Equistar, the Guarantee (whether by HAI or any of its subsidiaries) of up to $750,000,000 of Indebtedness of Equistar under the Equistar Credit Agreement (it being agreed that HAI may cause any of its subsidiaries to assume its obligations under such Guarantee)"

         (b) inserting in the appropriate alphabetical order the following definition:

     "'Equistar Credit Agreement' shall mean the Amended and Restated Credit Agreement dated as of November 25, 1997, as amended and restated February 5, 1999, and as further amended from time to time, among Equistar; HAI, as Guarantor; the lenders party thereto; Bank of America, N.A., as servicing Agent, documentation agent and administrative agent; and The Chase Manhattan Bank, as syndication agent and administrative agent."

         SECTION 2. Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended by adding the following as Section 6.12:


         "SECTION 6.12. Restriction on Guarantees of Equistar. Enter into or permit to exist any Guarantee of obligations of Equistar other than the Guarantee (whether by HAI or any of its subsidiaries) of up to $750,000,000 of Indebtedness under the Equistar Credit Agreement, as such Guarantee is in effect on the date hereof (it being agreed that HAI may cause any of its subsidiaries to assume its obligations under such Guarantee)."

         SECTION 3. Representations and Warranties. Millennium America and Millennium hereby represent and warrant to the Lenders and the Administrative Agent that on and as of the date hereof, and after giving effect to this
Amendment:

         (a) This Amendment has been duly executed and delivered by Millennium America and Millennium and constitutes a legal, valid and binding obligation of Millennium America and Millennium enforceable against Millennium America and Millennium in accordance with its terms.

         (b) The representations and warranties of Millennium America or Millennium, as the case may be, contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects.

         (c) No Default or Event of Default has occurred and is continuing.

         SECTION 4. Amendment Fee. Millennium America and Millennium agree to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment on or prior to January 13, 2000, an amendment fee equal to .20% of the Standby Commitment of such Lender, whether used or unused, on the date hereof.

         SECTION 5. Effectiveness. This Amendment shall become effective as of the date first set forth above and upon the Administrative Agent's receipt of (a) duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of Millennium America, Millennium and the Required Lenders and (b) the Amendment Fees payable to the Lenders under Section 4 above.


         SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium America or Millennium to a 'consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.


         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL HE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

         SECTION 10. Expenses. Millennium America (and Millennium, as Guarantor) shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Cravath, Swaine & Moore, counsel to the Administrative Agent.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                    MILLENNIUM AMERICA INC.,


                                       by /s/ Christine Wubbolding
                                          ------------------------------
                                          Name: Christine Wubbolding
                                          Title: Vice President and Treasurer


                                    MILLENNIUM CHEMICALS INC.,
                                       by /s/ Christine Wubbolding
                                          ----------------------------------
                                          Name: Christine Wubbolding
                                          Title: Vice President and Treasurer


                                    BANK OF AMERICA, N.A., individually and
                                    as Administrative Agent,

                                       by /s/ Eileen C. Higgins
                                          ------------------------------------
                                          Name: Eileen C. Higgins
                                          Title: Vice President

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Documentation
                                   Agent,

                                      by
                                         /s/ Lawrence Palumbo, Jr.
                                         -------------------------------------
                                         Name: Lawrence Palumbo, Jr.
                                         Title: Vice President


                                    ABN AMRO BANK N.V., NEW YORK BRANCH,

                                      by
                                         /s/ Kimberly S. Logsdon
                                         --------------------------------------
                                         Name: Kimberly S. Logsdon
                                         Title: Vice President

                                      by

                                         /s/ John W. Deegan
                                         --------------------------------------
                                         Name: John W. Deegan
                                         Title: Group Vice President


                                    BBL INTERNATIONAL (V.R.) LIMITED,

                                      by
                                         --------------------------------------
                                         Name:
                                         Title:

                                      by
                                         --------------------------------------
                                         Name:
                                         Title:

                                    THE BANK OF NEW YORK,
                                      by

                                       /s/ Randolph E.J. Medrano
                                       ----------------------------------------
                                       Name: Randolph E.J. Medrano
                                       Title: Vice President

                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                         by

                                           /s/ W.A. DiNicola
                                           ------------------------------------
                                           Name: W.A. DiNicola
                                           Title: Vice President

                                      BANQUE NATIONALE DE PARIS,

                                         by

                                           /s/ Richard L. Sted
                                           ------------------------------------
                                           Name: Richard L. Sted
                                           Title: Senior Vice President

                                         by

                                           /s/ Sophie Revillard Kaufman
                                           ------------------------------------
                                           Name: Sophie Revillard Kaufman
                                           Title: Vice President


                                      PARIBAS,

                                         by

                                           /s/ Duane Helkowski
                                           ------------------------------------
                                           Name: Duane Helkowski
                                           Title: Vice President

                                         by

                                           /s/ Shayn P. March
                                           -------------------------------------
                                           Name: Shayn P. March
                                           Title: Assistant Vice President


                                      BARCLAYS BANK PLC,

                                         by

                                           /s/ L. Peter Yetman
                                           -------------------------------------
                                           Name: L. Peter Yetman
                                           Title: Director

                                    CIBC INC.,
                                         by

                                            /s/ Lindsay Gordon
                                            -----------------------------------
                                            Name: Lindsay Gordon
                                            Title: Executive Director
                                            CIBC World Markets Corp
                                            As Agent


                                    CITIBANK, N.A.,

                                         by

                                            /s/ Diane L. Pockaj
                                            ------------------------------------
                                            Name: Diane L. Pockaj
                                            Title: Vice President


                                    COMMERZBANK AG, NEW YORK AND/OR GRAND
                                    CAYMAN BRANCHES,

                                         by

                                            /s/ Robert Donohue
                                            ------------------------------------
                                            Name: Robert Donohue
                                            Title: Senior Vice President


                                         by


                                            /s/ Peter Doyle
                                            ------------------------------------
                                            Name: Peter Doyle
                                            Title: Assistant Vice President


CREDIT LYONNAIS UNITED KINGDOM              CREDIT LYONNAIS NEW YORK BRANCH,
MAIN OFFICE,

by                                       by
                                            /s/ Scott R. Chappelka
   -----------------------------------      -----------------------------------
   Name:                                    Name: Scott R. Chappelka
   Title:                                   Title: Vice President

                                    CREDIT SUISSE,

                                         by

                                            /s/ David Kratovil
                                            -----------------------------------
                                            Name: David W. Kratovil
                                            Title: Director

                                         by

                                            /s/ James P. Moran
                                            -----------------------------------
                                            Name: James P. Moran
                                            Title: Director


                                    BANKONE, N.A.,

                                         by

                                            /s/ Robert McMillan
                                            -----------------------------------
                                            Name: Robert McMillan
                                            Title: Assistant Vice President

                                    FLEET BANK,

                                         by

                                            /s/ John P. O'Loughlin
                                            -----------------------------------
                                            Name: John P. O'Loughlin
                                            Title: Vice President


                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH,

                                         by

                                            /s/ Raymond Venture
                                            -----------------------------------
                            '               Name: Raymond Ventura
                                            Title: Vice President & Manager


                                    HSBC BANK USA,

                                         by

                                            /s/  D.M. Zieske
                                            -----------------------------------
                                            Name: D.M. Zieske
                                            Title: Assistant Vice President

                                    THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY,

                                         by
                                            /s/ John Dippo
                                            ------------------------------------
                                            Name: John Dippo
                                            Title: Senior Vice President



                                    LLOYDS BANK PLC,

                                         by

                                            /s/ Windsor R. Davies
                                            ------------------------------------
                                            Name: Windsor R. Davies
                                            Title: Director, Corporate
                                                   Banking, USA D061


                                         by

                                            /s/ Paul D. Briamonte
                                            ------------------------------------
                                            Name: Paul D. Briamonte
                                            Title: Director-Project Finance
                                                  (USA) B374


                                    MELLON BANK, N.A.,

                                         by

                                            /s/ Jeffrey R. Dickson
                                            ------------------------------------
                                            Name: Jeffrey R. Dickson
                                            Title: Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                         by

                                            /s/ Robert Bottamedi
                                            -----------------------------------
                                            Name: Robert Bottamedi
                                            Title: Vice President

NATIONAL WESTMINSTER BANK PLC,      NATIONAL WESTMINSTER BANK PLC,
NASSAU BRANCH,

    by                                   by
      /s/ David Apps                        /s/ David Apps
      --------------------------------      -----------------------------------
      Name: David Apps                      Name: David Apps
      Title: Senior Vice President          Title: Senior Vice President


                                    PNC BANK, N.A.,

                                         by
                                            /s/ Virginia Alling
                                            -----------------------------------
                                            Name: Virginia Alling
                                            Title: Vice President


                                    ROYAL BANK OF CANADA,

                                         by

                                            /s/ Lori Ross
                                            ------------------------------------
                                            Name: Lori Ross
                                            Title: Manager


                                    THE SAKURA BANK, LIMITED,

                                         by

                                            /s/ Yoshikazu Nagura
                                            ------------------------------------
                                            Name: Yoshikazu Nagura
                                            Title: Senior Vice President



                                    TIM SANWA BANK, LIMITED, NEW YORK BRANCH,

                                         by

                                            /s/ Jean-Michel Fatovic
                                            ------------------------------------
                                            Name: Jean-Michel Fatovic
                                            Title: Vice President

                                    SOCIETE GENERALE,

                                         by

                                            /s/ Karen M. Sager
                                            ------------------------------------
                                            Name: Karen M. Sager
                                            Title: Vice President


                                    THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH,

                                         by

                                            /s/ Edward D Henderson Jr.
                                            ------------------------------------
                                            Name: Edward D. Henderson, Jr.
                                            Title: Senior Vice President